SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS ESG Core Equity Fund
The following disclosure is added under the “PRINCIPAL INVESTMENT STRATEGIES” heading contained within the summary section and under the “PRINCIPAL INVESTMENT STRATEGIES” heading within the “FUND DETAILS” section of the fund's prospectus.
Derivatives. Portfolio management generally may use options and futures contracts, which are each a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Portfolio management may also use put options for hedging and volatility management purposes.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Derivatives used by the fund do not receive a DWS ESG Quality Assessment rating.
The following disclosure is added under the “MAIN RISKS” heading of the summary section of the fund's prospectus.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
The sub-section “OTHER INVESTMENT STRATEGIES” in the “FUND DETAILS” section of each fund’s prospectus is hereby deleted.
Please Retain This Supplement for Future Reference
August 1, 2022
PROSTKR22-59